LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP JPMorgan High Yield Fund Supplement Dated September 23, 2019 to the Prospectus dated May 1, 2019

This Supplement updates certain information in the Prospectus for the LVIP JPMorgan High Yield Fund (the “Fund”). You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, revisions to the Prospectus are as follows:

1.	All references to, and information regarding, Christopher Musbach, Alexander Sammarco, CFA, and Michael Schlembach, in the Prospectus are deleted in their entirety.

2.	The following replaces the information related to J.P. Morgan Investment Management Inc. (“JPMorgan”) under Portfolio Managers on page 4:

JPMorgan Portfolio Managers	Company Title	Experience with Fund
Robert Cook, CFA	Managing Director	Since September 2019
William J. Morgan*	Managing Director	Since May 2010
James P. Shanahan, Jr.	Managing Director	Since May 2010
Thomas Hauser, CFA	Managing Director	Since September 2019
Jeffrey Lovell, CFA	Managing Director	Since September 2019
*	Mr. Morgan has announced his retirement from JPMorgan effective 2/29/20. Until his retirement, Mr. Morgan will continue to serve on the portfolio management team.

3.	The following replaces the information under Management and Organization – JPMorgan Portfolio Managers on page 8:

Robert Cook, CFA, William J. Morgan, James P. Shanahan, Jr., Thomas Hauser, CFA, and Jeffrey Lovell, CFA, are responsible for the day-to-day management of the Fund’s assets. Effective immediately, the Fund’s portfolio management team is led by Mr. Cook.

Robert Cook, CFA, an employee of JPMorgan or its affiliates since 2004, is a Managing Director and serves as Head of the Global High Yield team for the Global Fixed Income, Currency and Commodities Group (GFICC). In this role, Mr. Cook is responsible for managing high yield total return strategies and sub-advised mutual fund assets.

William J. Morgan, an employee of JPMorgan or predecessor firms since 1998, has worked in the high yield investment industry since 1982. Mr. Morgan is a Managing Director and serves a portfolio manager for high yield broad, leveraged loan, and short duration high yield styles. Mr. Morgan holds a B.A. in history from Kenyon College and an M.B.A. from Xavier University. Mr. Morgan has announced his retirement from JPMorgan effective February 29, 2020. Until his retirement, Mr. Morgan will continue to serve on the Fund’s portfolio management team.

James P. Shanahan, Jr., an employee with JPMorgan or predecessor firms since 1998, has worked in the high yield industry since 1986. Mr. Shanahan is a Managing Director and serves as a portfolio manager for high yield broad opportunistic, leverage loans and distressed debt styles. Mr. Shanahan holds an Honors B.A. from Xavier University and a J.D. from the University of Cincinnati College of Law.

Thomas Hauser, CFA, an employee of JPMorgan or its affiliates since 2004, is a Managing Director and senior portfolio manager for the GFICC Global High Yield team. In this role, Mr. Hauser is responsible for managing high yield total return strategies and sub-advised mutual fund assets with an emphasis on the U.S. dollar high yield market.

Jeffrey Lovell, CFA, an employee of JPMorgan or its affiliates since 2004, is a Managing Director and senior portfolio manager for the GFICC Global High Yield team with prior roles in credit research.

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP JPMorgan High Yield Fund Supplement Dated September 23, 2019 to the Statement of Additional Information dated May 1, 2019

This Supplement updates certain information in the Statement of Additional Information (“SAI”) for the LVIP JPMorgan High Yield Fund (the “Fund”). You may obtain copies of the Fund’s SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, revisions to the SAI are as follows:

1.	All references to, and information regarding, Christopher Musbach, Alexander Sammarco, CFA, and Michael Schlembach, in the SAI are deleted in their entirety.

2.	The following supplements the information under Other Accounts Managed – J.P. Morgan Investment Management Inc.:

	Total Number of Other Accounts	Total Assets (in Millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in Millions) of Other Accounts Paying Performance Fees
Robert Cook, CFA[1]
Registered Investment Companies	15	$4,313	0	$0
Other Pooled Investment Vehicles	19	15,044	0	0
Other Accounts	14	2,277	0	0
Thomas Hauser, CFA[1]
Registered Investment Companies	15	$4,313	0	$0
Other Pooled Investment Vehicles	18	13,411	0	0
Other Accounts	13	2,174	0	0
Jeffrey Lovell, CFA[1]
Registered Investment Companies	11	$3,619	0	$0
Other Pooled Investment Vehicles	10	6,648	0	0
Other Accounts	14	2,592	0	0

[1]	Information is as of February 28, 2019.

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